EXHIBIT 10.4
[Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]


                               LETTER OF AGREEMENT



April 20, 1999



Mr. Warren Eisenberg, Co-Chief Executive Officer
Bed Bath & Beyond Inc.
650 Liberty Avenue
Union, New Jersey 07083

Dear Mr. Eisenberg:

     The purpose of this letter agreement (the "Agreement") is to set forth our mutual understanding and agreement by which Select Comfort Retail Corporation, a Minnesota corporation ("SCRC") will operate licensed departments within stores owned or leased by Bed Bath & Beyond Inc., a New York corporation, or affiliates of Bed Bath & Beyond Inc. (with such New York corporation and such affiliates being hereinafter referred to collectively as "BBB") for the retail sales of mattresses and related products, all as more specifically set forth in this Agreement (with each such department being hereinafter referred to as a "Department", and all of such Departments in the aggregate being hereinafter referred to as the "Departments").

1. DEPARTMENTS. The basic operations of the Departments shall be governed by the following terms and conditions:

     (a) LOCATIONS. SCRC currently operates Departments in thirteen BBB stores located in various states. The locations of those existing Departments are set forth on Exhibit 1(a) attached hereto and are hereinafter referred to as the "Existing Departments". It is the anticipation of BBB and SCRC that SCRC will open and operate approximately 50 Departments by December 31, 1999, 150 Departments by December 31, 2001 and that thereafter, eventually, SCRC will open and operate Departments in most BBB stores (provided however, that nothing set forth in this Agreement shall be construed as an obligation on the part of either BBB or SCRC to open specific minimum or maximum numbers of Departments).

     (b) [Intentionally Omitted]

     (c) SIZE OF DEPARTMENTS. SCRC is licensed to use an area of approximately 250 square feet within the pillows and pads department of each of the applicable BBB stores in order to accommodate two (2) or three (3) SCRC beds, related SCRC products (subject to the provisions of Section 6 below), a point of sale terminal and a work area for SCRC employees at each location, with the precise size and location of the space for each Department to be determined by mutual agreement between SCRC and BBB.

     (d) RENT FOR DEPARTMENTS. SCRC will pay annual rent for each Department as follows:

                      XXXXXXXXXXXXXXXXXXXXX
                      XXXXXXXXXXXXXXXXXXXXX
                      XXXXXXXXXXXXXXXXXXXXX



     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXX

     [Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

     (e) MAINTENANCE, UTILITIES AND TAXES. All premises maintenance and utilities reasonably necessary for the operation of the Department will be provided and paid for by BBB, except that SCRC shall be responsible for the cost of the installation and use of the telephone lines, electrical lines, computer lines and all other services (including, without limitation, one "internal" telephone which is connected to BBB's communications and paging lines [so that, for example, a customer calling the BBB store could be "transferred over" to the SCRC Department]) reasonably required by SCRC for the operation of the Department. All "internal" telephone services shall be provided to the Department by BBB in consultation, to the extent reasonably possible, with SCRC, and SCRC shall reimburse BBB the reasonable costs thereof (without any mark up or profit being paid to BBB). In the event any Department is located within states, counties or cities in which (i) it is customary for retail tenants to pay taxes or fees arising from their tenancy to the applicable taxing or other authority, and (ii) BBB pays such tax or fees to the applicable taxing or other authority or to its landlord (as collection agent for such taxing or other authority), then SCRC shall pay a portion of such tax or other fees in proportion to either the rent payable by SCRC or the square footage occupied by SCRC, whichever tax or fee calculation method may be applicable. The provisions of the preceding sentence shall be applicable, for example, to the state-wide rent tax currently in effect for any store in the State of Florida (currently at a rate of 6% of all rental payments), but the provisions of the preceding sentence shall not be applicable to typical real estate tax pass through charges or personal property tax pass through charges.

     (f) DESIGN AND CONSTRUCTION OF DEPARTMENTS. SCRC will be responsible for the design and construction of the Departments with the construction plans and actual construction to be subject to the approval of BBB. All signage located in the Departments shall be subject to the approval of BBB.

     (g) OPERATIONS AT DEPARTMENTS. SCRC will be responsible for the conduct of all operations within the Departments, including staffing, sales, customer service and handling of sales proceeds. SCRC agrees to staff each of the Departments with at least one (1) sales person at all times that the host BBB store is open for business. Late openings and early closings shall be treated in the following manner: A "late opening" shall be defined to mean an opening of the Department which takes place more than 2 hours after the opening of the host BBB store; an "early closing" shall be defined to mean a closing of the Department prior to the closing of the host BBB store. With respect to any such late opening or early closing occurring within a 12 month period; the first offense shall result in a written reprimand from BBB to both the Department Manager and SCRC corporate headquarters, the second offense shall result in a written warning to the Department Manager and SCRC corporate headquarters, the third offense shall result in a $100 fine, and any additional offense shall result in a $200 fine (in addition to strong disciplinary action from SCRC). SCRC agrees to arrange for delivery and setup for those customers that desire such service, and shall inform customers in advance of any additional fees associated with such service. A poster or counter card indicating that such service is available [and the cost thereof] shall be posted prominently within the Department within one month after the date the Department opens for business. SCRC agrees to conform its operating policies and procedures to the operating policies and procedures of BBB to the extent reasonably practicable. In the event a potential customer at a Department requests a phone number to call to obtain more information and/or to consummate a purchase, the employees of SCRC shall provide such customer with the phone number of the Department, not of any other retail store maintained by SCRC or of any other central or other phone lines maintained by SCRC.

     (h) MARKETING AND ADVERTISING PLAN. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

     [Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

     (i) DURATION OF AGREEMENT. The term of this Agreement (the "Term") shall expire XXXXXXXXXX (the "Expiration Date") subject to earlier termination in accordance with the terms of this Agreement (including, without limitation, the provisions of paragraph 2 below) or by mutual agreement of BBB and SCRC.

     [Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

     (j) PROCEDURES FOR EXISTING AND NEW DEPARTMENTS. Attached hereto as Exhibit 1 (j) is a prototypical Short Form License Agreement ("SFLA") between SCRC and the tenant or owner of the store in which the Department is to be located (either Bed Bath & Beyond Inc. or the applicable affiliate of Bed Bath & Beyond Inc.). Simultaneously with the execution of this Agreement, SCRC and BBB have executed and delivered to each other SFLAs for each of the 13 Existing Departments. As new Departments are agreed to, additional SFLAs with respect to each such Departments will be executed prior to the date upon which SCRC enters the applicable store for the commencement of the construction of the Department.

     SCRC agrees to submit its marketing and advertising plan, as described above, together with its plans for (i) design and construction of the Department, (ii) opening plans and schedule for future Departments, and (iii) operating policies and procedures for the Departments, as soon as reasonably practicable to Martin Lynch, the Vice President of Stores - Midwest and Western Region for BBB, who will be responsible for reviewing and finalizing the plan with SCRC and submitting the plan for approval by BBB corporate. It is the intention of BBB and SCRC to jointly produce an operating manual for the Departments which will detail the policy and procedures which should be adhered to by SCRC, BBB and their respective personnel in connection with the construction, maintenance and operation of the Departments.

2. TERMINATION/EXPIRATION OF TERM. The Term and the respective obligations of the parties hereto shall be subject to termination (prior to the Expiration Date set forth in Section 1(i) above) as follows:

     (a) Either party hereto may terminate this Agreement and under the SFLAs and the respective obligations of the parties hereto in the event of a material breach by the other party hereto of any of its obligations hereunder that shall not have been cured within ten (10) days after notice of such breach from the non-breaching party; and

     (b) This Agreement and the respective obligations of the parties hereto may be terminated (on either a single or multiple store basis, or with respect to the entire terms of this Agreement) by mutual agreement of BBB and SCRC.

Notwithstanding the foregoing, however, no termination of this Agreement and the respective obligations of the parties hereto shall operate to relieve any party hereto of any obligation that is due and owing without any further conditions at the time of any such termination.

     Upon the expiration or earlier termination of this Agreement, the various Departments shall be removed by SCRC from the applicable BBB stores in accordance with the applicable provisions of Paragraph 20 below. Such removal shall be conducted over a 120 day period, with approximately 1/4 of the Departments removed every 30 days.

3. INSURANCE AND INDEMNIFICATION.

     (a) SCRC'S INSURANCE. Throughout the term of this Agreement, SCRC shall maintain, at its expense, the following insurance policies: (1) property insurance, insuring the full replacement cost of property owned by SCRC and located in the Departments; (2) commercial general liability insurance, contractual liability insurance and property damage insurance with respect to the Departments, with limits not less than $1,000,000 combined single limit for personal injury, sickness or death, or for damage to or destruction of property for any one occurrence (which policy shall name BBB as an additional insured); (3) workers' compensation insurance in accordance with statutory limits; and (4) any other insurance required by law. SCRC shall have the right to satisfy all or any portion of the foregoing insurance requirements by including the Departments within a blanket or umbrella policy of insurance including other locations. Any insurance maintained by SCRC may have deductibles or self-insurance retention in the amounts generally utilized by SCRC for its insurance with respect to a majority of its locations, and SCRC may self-insure for SCRC's personal property. As evidence of the existence of any insurance required hereunder, SCRC shall provide BBB with a certificate of insurance or other reasonably satisfactory evidence of such insurance coverage within thirty
     (30) days of the date SCRC opens for business to the public in the Departments.

     (b) BBB'S INSURANCE. BBB shall maintain the following insurance during the term of this Agreement: (1) property insurance covering the full replacement  value  of  the  BBB  store  and  all  of  BBB's  improvements, merchandise and equipment therein; (2) commercial general liability insurance, contractual liability insurance and property damage insurance with respect to the BBB store, with limits not less than $1,000,000 combined single limit for personal injury, sickness or death or for damage to or destruction of property for any one occurrence (which policy shall name SCRC as an additional insured; (3) workers' compensation insurance in accordance with statutory limits; and (4) any other insurance required by law. As evidence of the existence of any insurance required hereunder, BBB shall provide SCRC with a certificate of insurance or other reasonably satisfactory evidence of such insurance coverage within thirty
     (30) days of the date SCRC opens for business to the public in the Departments.

     (c) INDEMNIFICATION. Subject to Section 3(d) hereof, and except to the extent resulting from the negligence or willful misconduct of BBB, its employees, agents or contractors, SCRC hereby agrees to indemnify, defend and hold BBB harmless from and against all costs, damages, claims and liabilities based on, arising out of or resulting from (i) SCRC's use and occupancy of the Departments or the business conducted by SCRC therein (including without limitation, the use of the products sold by SCRC), (ii) any breach or default by SCRC in the performance or observance of its covenants or obligations under this Agreement, (iii) any actual or alleged infringement of any patent or claim of patent, copyright or non-BBB trademark, service mark, or trade name by SCRC, or (iv) the omission or commission of any act, lawful or unlawful, by SCRC or its agents or employees, whether or not such act is within the scope of employment of such agents or employees. Subject to Section 3(d) hereof, and except to the extent resulting from the negligence or willful misconduct of SCRC, its employees, agents or contractors, BBB hereby agrees to indemnify, defend and hold SCRC harmless from and against all costs, damages, claims and liabilities based on, arising out of or resulting from (i) BBB's operation and management of the BBB store, (ii) any breach or default by BBB in the performance or observance of its covenants or obligations under this Agreement, (iii) any actual or alleged infringement of any patent or claim of patent, copyright or non-SCRC trademark, service mark, or trade name by BBB, or (iv) the omission or commission of any act, lawful or unlawful, by BBB or its agents or employees, whether or not such act is within the scope of employment of such agents or employees.

     (d) WAIVER OF SUBROGATION. BBB and SCRC each hereby release the other from liability for damage or destruction to the BBB store or the Departments and all improvements and personal property located therein, whether or not caused by acts or omissions of the other party; provided, however, such release shall only be in force and effect with respect to damage or destruction normally covered by standard policies of casualty insurance with extended coverage (whether or not such coverage is in effect). Each party shall cause its casualty insurance policies to contain a provision whereby the insurer either waives any right of subrogation against the other party or agrees that such a release shall not invalidate the insurance, whichever is obtainable.

4. CONFIDENTIALITY. Each of the parties hereto agrees to maintain the confidentiality of any proprietary or confidential information of the other party hereto that may be disclosed to the respective parties hereto in connection with the transactions contemplated hereby. In that regard, the parties acknowledge that they have previously executed those certain Confidentially Agreements, dated December 23, 1998, with respect to various real estate matters. Any information of the respective parties hereto shall be deemed to be proprietary or confidential, unless expressly provided to the contrary. Upon the termination of the relationship between the parties for any reason, each party agrees to promptly return to the other any confidential information of such other party in such first party's possession. The provisions of this Section 4 shall survive the termination, for any reason, of this Agreement.

5. REPRESENTATION TO SCRC. BBB makes no promises or representations whatsoever as to the potential amount of business SCRC can expect at any time during operation of the Departments. SCRC is solely responsible for any expenses it incurs related to this Agreement, including any increase in the number of SCRC's employees or any expenditures for additional facilities or equipment. BBB shall clear the respective Departments and provide a broom clean cement floor or carpeted floor, if it already exists, and BBB shall remove all shelving from the respective Departments, if necessary.

6. UNAUTHORIZED SALES. SCRC shall use the respective Departments only for the purpose authorized in this Agreement, and will offer for sale only those services and merchandise expressly authorized by this Agreement. For purposes of this Agreement, SCRC is authorized to sell mattresses, foundations and bed frames only (the "Merchandise") and to provide services in connection with the sale of the Merchandise. Notwithstanding the foregoing, BBB acknowledges that SCRC is engaged in an on-going process of developing new product lines to complement its sale of the Merchandise, and that SCRC may, in the future, request BBB's consent to market such new product lines within the Departments. In the event such request is made, BBB, while under no obligation to consent to such request, agrees that it shall in good faith consider such request.

7. USE OF TRADEMARKS AND TRADE NAMES.

     (a) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. SCRC will claim no right, title or interest in any BBB Mark, except the right to use the same pursuant to the terms and conditions of this Agreement (for example, in advertisements prepared in accordance with the terms of this Agreement), and will not register or attempt to register any BBB Mark. SCRC acknowledges that BBBL may assign its rights in and to the BBB Marks to an affiliated entity, and that, in the event of such an assignment, such affiliated entity shall retain and enjoy the same rights in and to the BBB Marks as BBBL.

     [Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

     (b) SCRC recognizes and acknowledges that the use of any BBB Mark shall not confer upon SCRC any proprietary rights to any BBB Mark. Upon termination of this Agreement, SCRC shall immediately stop using any licensed BBB Mark (including, without limitation, the name "Bed Bath & Beyond"), and will execute all necessary or appropriate documents to confirm BBBL's ownership, or to transfer to BBBL, any rights SCRC may have acquired from BBBL in any BBB Mark.

     (c) Nothing in this Agreement shall be construed to bar BBBL from protecting its rights to the exclusive use of its trademarks, service marks or trade names against infringement by any party or parties, including SCRC.

     (d) BBB Marks which may be used by SCRC under this Agreement possess a special, unique and extraordinary character which makes it difficult to assess the monetary damage BBBL and BBB would sustain in the event of unauthorized use. Irreparable injury would be caused to BBBL and BBB by such unauthorized use, and SCRC agrees that, in addition to all other remedies at law or in equity, preliminary or permanent injunctive relief would be appropriate in the event of breach of this Section 7 by SCRC.

     (e) If SCRC learns of any manufacture or sale by any third party of products and/or services similar to those offered by SCRC that would be confusingly similar to those sold by SCRC in the minds of the public and which bear or are promoted in association with BBB Marks or any names, symbols, emblems, or designs or colors which would be confusingly similar in the minds of the public to BBB Marks, SCRC will promptly notify BBB. BBB, BBBL or BBB shall, at its sole expense, take such action as it determines, in its sole discretion, is appropriate. SCRC will cooperate and assist in such protest or legal action at BBB's expense. SCRC shall not undertake any protest or legal action relating to the BBB Marks on its own behalf without first securing BBB's written permission to do so. If BBB permits SCRC to undertake such protest or legal action, such protest or legal action shall be at SCRC's sole expense. BBB shall cooperate and assist SCRC at SCRC's expense. For the purposes of this paragraph, expenses shall include reasonable attorney's fees. All recovery in the form of legal damages or settlement shall belong to the party bearing the expense of such protest or legal action.

     (f) SCRC shall not file suit using BBB's name (or BBBL's name or BBB's name) or commence any legal proceeding against any customer of any of the Departments without prior written approval of BBB, which approval will not be unreasonably withheld.

     (g) BBB acknowledges and agrees that it shall not acquire any rights to or interests in any trademark, trade name or other intellectual property of SCRC or its affiliates by or under this Agreement. BBB agrees that it will not use any such intellectual property rights except with the prior written consent of SCRC.

8. PUBLICITY. The parties agree that they will not make press releases, public statements or otherwise seek publicity for the respective Departments (other than advertising described in this Agreement) during the term of this Agreement without the prior written approval of the other party, unless such release, statement or other disclosure is required by law (in which event a copy of which legally required release, etc. shall be promptly delivered to the other party hereto).

9. RELATIONSHIP. SCRC is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency or joint venture; and neither party shall become bound by any representation, act or omission of the other party.

10.PRICE/WARRANTY.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

[Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

11. SCRC'S OBLIGATIONS.

     (a) SCRC will not make purchases or incur any obligations or expense of any kind in the name of BBB or BBB. At BBB's request, SCRC shall furnish to BBB the names of all parties with whom SCRC contracts to provide services or materials in connection with the build-out or remodeling of the Departments and BBB will have the right to contact such parties.

     (b) SCRC shall promptly pay all its obligations, including those for labor or material, and will not allow any liens to attach to the real property of which each respective Department forms a part or any BBB or customer's property as a result of SCRC's failure to pay such sums.

12. SCRC'S EMPLOYEES/EQUIPMENT.

     (a) SCRC has no authority to employ persons on behalf of BBB and no employees of SCRC shall be deemed to be employed by BBB. SCRC has sole and exclusive control over its labor and employee relations policies, and its policies relating to wages, hours, working conditions, or its employees. SCRC has the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge its employees. SCRC agrees that its employees at the Departments shall comply with all policies applicable to BBB employees that are posted at the Departments including, without limitation, policies relating to non-solicitation. BBB and SCRC agree that neither shall solicit the employees of the other for employment or other opportunities.

     (b) SCRC is solely responsible for all salaries and other compensation of its employees and will make all necessary salary deductions and withholdings from its employees' salaries and other compensation. SCRC is solely responsible for the payment of any and all contributions, taxes and assessments and all other requirements of Federal Social Security, Federal and state unemployment compensation and Federal, state and local withholding of income tax laws on all salary and other compensation of its employees.

     (c) SCRC will comply with any other contract, Federal, state or local law, ordinance, rule, or regulation regarding its employees, including Federal or state laws or regulations regarding minimum compensation, overtime and equal opportunities for employment, and, in particular, SCRC will comply with the terms of the Federal Civil Rights Acts, Age Discrimination in Employment Act, Occupational Safety and Health Act, and the

     Federal Fair Labor Standards Act, whether or not SCRC may otherwise be exempt from such acts because of its size or the nature of its business or for any other reason whatsoever.

     (d) Entirely at its own expense,  and in accordance  with the provisions of
     Section 1 above, SCRC shall install furniture, fixtures and equipment as necessary for the efficient operation of each Department, including a point of sale terminal or register ("SCRC's Equipment"). SCRC shall not allow any liens, claims or encumbrances to attach to any of SCRC's Equipment, or, because of installation of any of SCRC's Equipment, to the real property of which the Department forms a part. In the event any lien, claim or encumbrance attaches to any of SCRC's Equipment or to the real property of which each respective Department forms a part, SCRC shall take all necessary action to cause such lien, claim or encumbrance to be released, within thirty (30) days after receipt of notice of such lien, or BBB, at its option, may take such action and charge SCRC all reasonable expenses, including attorneys fees, incurred by BBB in removing such liens.

     (e) SCRC shall, at its expense, maintain SCRC's Equipment in good order and repair. Any signage related to SCRC's business shall be located within any Department and shall be subject to BBB's approval.

13. CHANGE OF LOCATION. Upon at least thirty (30) days prior written notice to SCRC, BBB shall have the right to change the location, dimensions and size of any Department from time to time during the Term of this Agreement in accordance with BBB's judgment as to what arrangements will be most satisfactory for the general good of each respective BBB store, provided the new Department can reasonably and adequately accommodate the items set forth in Section 1(c). In the event BBB desires that the location of any Department be changed, BBB will, at its expense, move SCRC's Equipment to the new location and prepare the new space for occupancy by SCRC. In the event that BBB notifies SCRC of its intent to change the location, dimensions and/or the size of any Department, and SCRC shall not be satisfied with such change, then SCRC shall have the right to terminate this Agreement with respect to such Department effective as of the date of the proposed change.

14. CUSTOMER ADJUSTMENT. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

[Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

15. AUDIT/REPORTS.

     (a) SCRC shall keep and maintain books and records which accurately reflect the net sales made by SCRC under this Agreement for a minimum of three (3) years following the end of the calendar year in which the sales occurred (it being understood and agreed that the obligation to maintain such books and records would be satisfied by the maintenance of computer systems data). BBB shall have the right at any reasonable time and with reasonable prior notice to SCRC to review and audit the books and records of SCRC regarding this Agreement not more than once per year per Department. Any review and audit will be conducted at SCRC's headquarters or other location where the books and records are kept, except that, if such books and records are equal to or less than fifty (50) pages, then SCRC shall make them available to BBB at a location reasonably designated by BBB. Such books and records shall be kept and maintained according to generally accepted accounting principles. If such an audit reveals a discrepancy of more than 4%, then SCRC will reimburse BBB for the reasonable and documented out-of-pocket costs of the audit. In addition, SCRC shall provide to BBB, from each Department on a monthly basis, a report of sales by each day of the month.

     (b) Each party shall submit its parent company's consolidated financial report to the other party annually within one hundred twenty (120) days after the close of such party's fiscal year. Such report shall be certified by an independent third party CPA. If such party's parent company is a publicly held corporation, this requirement may be fulfilled by submission of the parent company's Annual Report. The receiving party shall not disclose any such information which is not available to the public to any third parties without the disclosing party's prior written consent (except that such information may be disclosed to the receiving party's landlord if required pursuant to the receiving party's lease).

16. WAIVER. In no event shall BBB be responsible for any interruption to SCRC's business if such interruption resulted from an act or omission of BBB's Landlord or from any other matter beyond BBB's control. SCRC waives (on behalf itself and any insurance company which provides insurance to SCRC) any and all claims it may have against BBB for damage to SCRC

(including all consequential losses such as loss of earnings, etc.), for the safekeeping or safe delivery or damage to any property whatsoever of SCRC in or about any Department, because of the actual or alleged negligence, act or omission of any tenant, licensee or occupant of the premises at the Department; or because of any damage caused by any casualty from any cause whatsoever (excluding events arising solely from BBB's gross negligence), including, but not limited to, fire, water, snow, steam, gas or odors in or from the because of the leaking of any plumbing, or because of any accident or event which may occur in the Department or because of the actual or alleged acts or omissions of any janitors or other persons in or about the Department or from any other such cause whatsoever, provided, however, that SCRC shall not be obligated to pay any rent or similar compensation to BBB hereunder for or with respect to any Department for any period in which such Concession Area is rendered uninhibitable or unusable due to any such cause.

17. SUBJECT TO STORE LEASES. BBB represents to SCRC that, unless SCRC is informed by BBB otherwise, each BBB store is a retail store which is leased to BBB, and SCRC agrees that this Agreement shall be subject and subordinate to all of the terms, agreements and conditions contained in each respective lease. In the event of the termination of such lease by expiration of time or otherwise, this Agreement shall immediately terminate with respect to any affected Department. In the event BBB executes an agreement to assign its lease or sublease more than 25% of the floor area of the store in which the Department is located, this Agreement shall immediately become terminable by BBB with respect to any affected Department. BBB represents and warrants to SCRC that this Agreement does not violate any provision of any such lease. Notwithstanding the foregoing, in the event any landlord of a BBB store (or a co-tenant in the shopping center in which the BBB store is located) delivers a notice of default (or other notice threatening legal action) to BBB as a result of the operation of the Department in such store, and in the event BBB reasonably determines that such notice could result in either (i) a termination of the applicable lease, or
(ii) the commencement of litigation against BBB, then BBB shall have the right to immediately terminate this Agreement with respect to the applicable SFLA on fifteen (15) days notice to SCRC (or such shorter time period as may be required to avoid such termination or litigation), in which event SCRC shall vacate the Department in accordance with the provisions of Paragraph 20 below, and the sole liability of BBB with respect to such termination shall be to reimburse SCRC for the reasonable costs incurred in physically vacating such Department (which reimbursement shall not, in any event, exceed $10,000 per Department).


18. EXCLUSIVITY.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

[Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

19. DATA. In connection with its activities under this Agreement, SCRC may develop customer lists and other purchase related customer information. SCRC shall not use or permit the use of such customer information for any purpose except the performance of this Agreement and other purposes consistent with the ordinary business practices of SCRC. SCRC shall not reproduce, release or in any way make available or furnish, either directly or indirectly, to any person, firm, corporation, association or organization at any time, any such customer information which will or may be used to solicit sales or business from such customers without the consent of BBB, which consent shall not be unreasonably withheld. SCRC will send to BBB a diskette of the customer and transaction information from the Departments within thirty (30) days of written request by BBB. Except as otherwise provided herein, SCRC will hold confidential all customer and other information regarding BBB and its affiliates, and BBB will hold confidential all customer and other information regarding SCRC and its affiliates.

20. REMOVAL OF SCRC'S EQUIPMENT. Upon the termination of this Agreement by expiration of time or otherwise, SCRC shall, at its expense, remove all of SCRC's Equipment from each respective Departments within the time period described in Paragraph 2 above and shall, without delay and at SCRC's expense, repair any damage to BBB's premises caused by such removal, and shall leave such premises in a "broom clean" condition. In the event SCRC's equipment is not so removed within such time periods, then the same shall be deemed abandoned and may be disposed of by BBB, at the expense of SCRC, without liability. The removal of the SCRC equipment shall be subject to the provisions of Paragraph 2 above.

21. LICENSES, LAWS, ORDINANCES. SCRC shall, at its expense, obtain all permits and licenses which may be required under any applicable Federal, state or local law, ordinance, rule or regulation by virtue of any act performed in connection with the operation of each Department. SCRC shall comply fully with all applicable Federal, state and local laws, ordinances, rules and regulations, including all rules and regulations of the Federal Trade Commission.

22. FEES, TAXES. SCRC shall, at its expense, pay and discharge all license fees, business, use, sales, gross receipts, income, property or other applicable taxes or assessments which may be charged or levied by reason of any act performed in connection with the operation of each Department. SCRC will immediately reimburse BBB for any assessment of sales, use or other non-income tax assessed upon BBB specifically related to the existence and operation of each Department.

23. TERMINATION OF EXISTING LETTER AGREEMENT. Upon execution of this Agreement, that certain Agreement, dated November 1, 1998, between SCRC and BBB with respect to the Existing Departments shall be deemed null and void, except for
(i) the obligations set forth therein which, by their terms, survive the termination of such Agreements, and (ii) those provisions set forth in Paragraph 23 thereof. Any monetary obligations arising from such provisions shall be promptly determined and satisfied.

24. RADIUS RESTRICTIONS. SCRC agrees that it shall use all reasonable efforts to assure that any leases or other agreements it may execute from and after the date hereof shall not contain radius or other non-competitive clauses which would impose restrictions on the opening of a Department in any existing or future BBB store.

25. TELEPHONE CALLS TO CENTRAL PHONE LINES. It is acknowledged that SCRC intends to include in its general advertisements a reference to a central phone line which interested customers could call to receive information regarding product specifications and/or store locations. SCRC agrees that, in the event such customer requests the location of the "nearest" or "most convenient" store, such customer shall be provided with either the SCRC retail store, the SCRC concession within a larger store or the Department which is geographically closest to such customer (based upon the zip code of such customers' residence). In the event it is not reasonably possible to ascertain which such location is actually closest, then such customer shall be provided with the address of all of the nearby locations (including the Departments), and no attempt shall be made by SCRC to "steer" or otherwise suggest that such customer visit one or more of such particular locations in preference to the Department.

26. NOTICE PROVISION. Whenever it is provided herein that any notice, demand, request, consent, approval or other communication ("Notice") shall or may be given to either of the parties by the other, it shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless same shall be given or served by registered or certified mail, postage prepaid, return receipt requested, or by any recognized overnight carrier, with proof of delivery slip (public or private) addressed to Bed Bath & Beyond at 650 Liberty Avenue, Union, New Jersey 07083, Attention: Allan N. Rauch, Esq., or to SCRC at 6105 Trenton Lane North, Minneapolis, Minnesota 55442, Attention: Mr. Tom Duffey, or to such other person or other address as may, from time to time, be specified by either party in a written notice to the other party. All notices given in accordance with the provisions of this Section shall be effective upon receipt (or refusal of receipt) at the address of the addressee.

If the foregoing correctly states your understanding of our mutual intention as to the transactions contemplated hereby, please execute the enclosed copy of this letter and return it to us at your earliest convenience.

SELECT COMFORT RETAIL CORPORATION

By: /s/Daniel J. McAthie

Its:President and CEO

The undersigned has reviewed the foregoing Agreement and agrees to all of the terms and conditions set forth therein.

BED BATH & BEYOND INC., a New York corporation



By: /s/Warren Eisenberg
    Warren Eisenberg, Co-Chief Executive Officer

                                  EXHIBIT 1(a)

                          Huntington Station, New York
                          West Los Angeles, California
                              San Diego, California
                                Sunrise, Florida
                                  Dallas, Texas
                             Overland Park, Illinois
                                 Houston, Texas
                              Indianapolis, Indiana
                                Orlando, Florida
                               Roseville, Michigan
                                Geneva, Illinois
                              Milford, Connecticut
                                 Columbus, Ohio

                                  EXHIBIT 1(h)

                                Bed Bath & Beyond
                         Marketing/Advertising Test Plan


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXX

[Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]

                                  EXHIBIT 1(j)


                          Short Form License Agreement

                     BED BATH & BEYOND [OF ___________] INC.
                               650 Liberty Avenue
                             Union, New Jersey 07083

                                          ____________, 1999


Select Comfort Retail Corporation
6105 Trenton Lane North
Minneapolis, MN 55442

     Re: Licensed Department (the "Department") in Bed Bath & Beyond store located in ____________, _________ (the "Store")


Gentlemen:

        This short form license agreement, when executed by the parties hereto, shall confirm that Bed Bath & Beyond [of ___________] Inc. ("Licensor") has agreed to license a portion of the Store to Select Comfort Retail Corporation ("Licensee"). Licensor and Licensee agree that the terms and provisions of that certain letter agreement (the "Agreement"), dated April 20, 1999, between Bed Bath & Beyond Inc. and Licensee, shall be incorporated herein by reference, and the Department shall be operated in strict accordance with the terms of the Agreement, as if the Agreement were fully set forth herein (including, without limitation, in accordance with those provisions of the Agreement regarding length of license term and rental payments).

                                        BED BATH & BEYOND [OF ___________] INC.



                                        By:_____________________________________
                                           Warren Eisenberg, [President]
                                           [Co-Chief Executive Officer]

ACCEPTED AND AGREED TO:

SELECT COMFORT RETAIL CORPORATION


By:______________________________

                                  EXHIBIT 7(a)

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXX

[Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]